UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2023

CNL Healthcare Properties, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54685	27-2876363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Amendment to the Advisory Agreement

On June 5, 2023, the Board of Directors (the “Board”) of CNL Healthcare Properties, Inc. (the “Company”) approved, and the Company entered into, the Fourth Amendment to the Advisory Agreement dated effective as of June 8, 2023 (the “Advisory Agreement Amendment”) by and among the Company, CHP Partners, LP, the Company’s operating partnership (the “Operating Partnership”) and CNL Healthcare Corp., the Company’s advisor (the “Advisor”).

The Advisory Agreement Amendment (i) revised the defined term “real estate asset value” from the greater of to the lesser of cost basis or the current independent valuation (before non-cash reserves and depreciation), and (ii) subordinated 0.05% of the 0.80% asset management fee per annum paid by the Company to the Advisor based on the monthly average of the sum of the Company’s and the Operating Partnership’s respective daily real estate asset value plus the outstanding principal amount of any loans made. The subordinated fee will be forfeited and not paid to the Advisor in the event the Company does not achieve certain performance thresholds during certain measurement periods. The Company believes the foregoing modifications to the Advisory Agreement are made to further align the interests of the Advisor and the Company and its stockholders.

The Board also renewed the Advisory Agreement for an additional two years ending June 30, 2025.

Item 1.02	Termination of a Material Definitive Agreement.

Termination of Expense Support Agreements

On June 5, 2023, (i) the Board and the Advisor agreed to terminate that certain Expense Support and Restricted Stock Agreement dated April 1, 2013 by and between the Company and the Advisor, as amended from time to time, and (ii) the Board and CNL Healthcare Manager Corp. (the “Property Manager”) agreed to terminate that certain Expense Support and Restricted Stock Agreement dated July 1, 2013 by and between the Company and the Property Manager, as amended from time to time. The Company has not received or required expense support since 2016. The terminations are effective June 8, 2023.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

10.1	Fourth Amendment to Advisory Agreement by and among the Company, Operating Partnership and Advisor dated effective as of June 8, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Caution Concerning Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not statements of historical fact, including statements about the purported value of the Company’s common stock, constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, statements of future economic performance, and other future conditions and forecasts of future events and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,”

“continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share value of the Company’s common stock, and other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s inability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnlhealthcareproperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Forward-looking statements speak only as of the date on which they are made; the Company undertakes no obligation to, and expressly disclaims any obligation to, update or revise its forward-looking statements to reflect new information, changed assumptions, the occurrence of subsequent events, or changes to future operating results over time unless otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2023		CNL HEALTHCARE PROPERTIES, INC.
a Maryland corporation

	By:	/s/ Ixchell C. Duarte
Ixchell C. Duarte
Chief Financial Officer and Treasurer